[PERPETUAL TRUSTEES AUSTRALIA LIMITED
ABN 86 000 431 827]
Issuer Trustee

MACQUARIE SECURITISATION LIMITED
ABN 16 003 297 336
Manager

[THE BANK OF NEW YORK, NEW YORK BRANCH]
Note Trustee

[THE BANK OF NEW YORK, NEW YORK BRANCH]
Note Registrar

[THE BANK OF NEW YORK, NEW YORK BRANCH]
Principal Paying Agent

[THE BANK OF NEW YORK, NEW YORK BRANCH]
Agent Bank

[THE BANK OF NEW YORK, LONDON BRANCH]
Paying Agent




AGENCY AGREEMENT
PUMA GLOBAL TRUST NO. [ ]








                                   CLAYTON VTZ
          Levels 23-35 No 1 O'Connell Street Sydney NSW 2000 Australia
            PO Box H3 Australia Square Sydney NSW 1215 DX 370 Sydney
                    Tel + 61 2 9353 4000 Fax + 61 2 9251 7832
                OUR REF - 801/706/21723315 CONTACT - NINIAN LEWIS


            SYDNEY o MELBOURNE o BRISBANE o PERTH o CANBERRA o DARWIN

               Liability is limited by the Solicitors Scheme under
                     the Professional Standards Act 1994 NSW

TABLE OF CONTENTS


1...........DEFINITIONS AND INTERPRETATION........................................................................2

            1.1         Definitions...............................................................................2
            1.2         Sub-Fund Notice and Trust Deed definitions................................................3
            1.3         Interpretation............................................................................4
            1.4         Issuer Trustee capacity...................................................................5
            1.5         Transaction Document and Issuing Document.................................................5
            1.6         Incorporated definitions and other Transaction Documents and provisions...................5

2...........APPOINTMENT OF PAYING AGENTS..........................................................................6

            2.1         Appointment...............................................................................6
            2.2         Several obligations of Paying Agents......................................................6

3...........PAYMENTS..............................................................................................6

            3.1         Payment by Issuer Trustee.................................................................6
            3.2         Payments by Paying Agents.................................................................6
            3.3         Method of payment for Book-Entry Notes....................................................6
            3.4         Method of payment for Definitive Notes....................................................6
            3.5         Non-payment...............................................................................7
            3.6         Late payment..............................................................................7
            3.7         Reimbursement.............................................................................7
            3.8         Payment under Currency Swap...............................................................7
            3.9         Principal Paying Agent holds funds on trust...............................................7
            3.10        Principal Paying Agent may deal with funds................................................8
            3.11        No set-off................................................................................8
            3.12        Holders of Class A Notes..................................................................8
            3.13        Repayment of moneys.......................................................................8
            3.14        Paying Agents to record, notify payments and deliver surrendered Class A
                        Notes.....................................................................................9

4...........APPOINTMENT AND DUTIES OF THE AGENT BANK..............................................................9

            4.1         Appointment...............................................................................9
            4.2         Determinations by Agent Bank..............................................................9
            4.3         Notification by Agent Bank................................................................9
            4.4         Note Trustee to perform Agent Bank's function.............................................9
            4.5         Documents to Agent Bank..................................................................10

5...........APPOINTMENT AND DUTIES OF THE NOTE REGISTRAR.........................................................10

            5.1         Note Registrar...........................................................................10
            5.2         Note Register to be Kept.................................................................10
            5.3         Transfer or exchange of Class A Notes....................................................10
            5.4         Replacement of lost or mutilated Class A Notes...........................................11
            5.5         Obligations upon transfer, exchange or replacement of Class A Notes......................11
            5.6         No charge for transfer or exchange.......................................................11
            5.7         Restricted period........................................................................11
            5.8         Cancellation of Class A Notes............................................................12
            5.9         Provision of information and inspection of register......................................12
            5.10        Correctness of register and information..................................................12
            5.11        Non-recognition of equitable interests...................................................12
            5.12        Rectification of Note Register...........................................................13

6...........NOTE TRUSTEE'S REQUIREMENTS REGARDING AGENTS.........................................................13

            6.1         Following enforcement of the Charge or issue of Definitive Notes.........................13


                                                                              i.

            6.2         Good discharge to Issuer Trustee.........................................................14
            6.3         Change of Authorised Officers............................................................14

7...........REDEMPTION OF CLASS A NOTES..........................................................................14

            7.1         Part redemption of Class A Notes on Quarterly Payment Dates..............................14
            7.2         Early redemption.........................................................................14

8...........GENERAL PAYING AGENT MATTERS.........................................................................15

            8.1         Notices to Class A Noteholders...........................................................15
            8.2         Copies of documents for inspection.......................................................15
            8.3         Notice of any withholding or deduction...................................................15

9...........INDEMNITY............................................................................................15

            9.1         Indemnity by Issuer Trustee..............................................................15
            9.2         Indemnity by Agent.......................................................................15

10..........CHANGES IN AGENTS....................................................................................16

            10.1        Appointment and removal..................................................................16
            10.2        Resignation..............................................................................16
            10.3        Limitation of appointment and termination................................................16
            10.4        Payment of amounts held by the Principal Paying Agent....................................17
            10.5        Records held by Note Registrar...........................................................17
            10.6        Successor to Principal Paying Agent, Agent Bank, Note Registrar..........................17
            10.7        Notice to Class A Noteholders............................................................18
            10.8        Change in Specified Office...............................................................18

11..........MISCELLANEOUS DUTIES AND PROTECTION..................................................................19

            11.1        Agents are agents of the Issuer Trustee..................................................19
            11.2        Agency...................................................................................19
            11.3        Reliance.................................................................................19
            11.4        Entitled to deal.........................................................................19
            11.5        Consultation.............................................................................19
            11.6        Duties and obligations...................................................................20
            11.7        Income tax returns.......................................................................20
            11.8        Representation by each Agent.............................................................20

12..........FEES AND EXPENSES....................................................................................20

            12.1        Payment of fee...........................................................................20
            12.2        Payment of expenses......................................................................20
            12.3        No other fees............................................................................20
            12.4        Payment of fees..........................................................................21
            12.5        No commission............................................................................21
            12.6        Issuer Trustee personally liable for fees................................................21
            12.7        Timing of payments.......................................................................21
            12.8        Increase in fees.........................................................................21

13..........NOTICES..............................................................................................21

            13.1        Method of delivery.......................................................................21
            13.2        Deemed receipt...........................................................................22
            13.3        Communications through Principal Paying Agent............................................22
            13.4        Email....................................................................................22

14..........ISSUER TRUSTEE'S LIMITATION OF LIABILITY.............................................................22

            14.1        Limitation on Issuer Trustee's liability.................................................22
            14.2        Claims against Issuer Trustee............................................................23
            14.3        Breach of trust..........................................................................23
            14.4        Acts or omissions........................................................................23


                                                                             ii.

            14.5        No authority.............................................................................23
            14.6        No obligation............................................................................23

15..........GENERAL..............................................................................................24

            15.1        Waiver...................................................................................24
            15.2        Written waiver, consent and approval.....................................................24
            15.3        Severability.............................................................................24
            15.4        Survival of indemnities..................................................................24
            15.5        Assignments..............................................................................24
            15.6        Successors and assigns...................................................................24
            15.7        Moratorium legislation...................................................................24
            15.8        Amendments...............................................................................24
            15.9        Governing law............................................................................25
            15.10       Jurisdiction.............................................................................25
            15.11       Counterparts.............................................................................25
            15.12       Limitation of Note Trustee's liability...................................................25



                                                                            iii.

THIS AGENCY AGREEMENT MADE ON [  ]

PARTIES [PERPETUAL TRUSTEES AUSTRALIA LIMITED, ABN 86 000 431 827, a company duly incorporated in Australia and registered in New South Wales and having an office at Level 7, 9 Castlereagh Street, Sydney, Australia, in its capacity as trustee of the PUMA Trust (as hereinafter defined)] (hereinafter included in the expression the "ISSUER TRUSTEE")

                        MACQUARIE SECURITISATION LIMITED, ABN 16 003 297 336, a company duly incorporated in Australia and registered in New South Wales and having an office at Level 23, 20 Bond Street, Sydney, Australia (hereinafter included by incorporation in the expression the "MANAGER")

                        [THE BANK OF NEW YORK, NEW YORK BRANCH a New York banking corporation acting through its New York branch at 101 Barclay Street, 21W, New York, New York 10286 as trustee of the Note Trust (as hereinafter defined) ](hereinafter included by incorporation in the expression the "NOTE TRUSTEE")

                        [THE BANK OF NEW YORK, NEW YORK BRANCH a New York banking corporation acting through its New York branch at 101 Barclay Street, 21W, New York, New York 10286] (hereinafter included in the expression the "NOTE REGISTRAR")

                        [THE BANK OF NEW YORK, NEW YORK BRANCH a New York banking corporation acting through its New York branch at 101 Barclay Street, 21W, New York, New York 10286 ](hereinafter included in the expression the "PRINCIPAL PAYING AGENT")

                        [THE BANK OF NEW YORK, NEW YORK BRANCH a New York banking corporation acting through its New York branch at 101 Barclay Street, 21W, New York, New York 10286 as trustee of the Note Trust] (hereinafter included in the expression the "AGENT BANK")

                        [THE BANK OF NEW YORK, LONDON BRANCH a New York banking corporation acting through its London branch of 48th floor, One Canada Square, London E14 5AL] (hereinafter included in the expression the "PAYING AGENT")

RECITALS

A. The Issuer Trustee, in its capacity as trustee of the PUMA Trust, proposes to issue [ ] Class [ ] Mortgage Backed Floating Rate Notes due [ ] (the "CLASS [ ] NOTES").

            [insert similar definition for any other notes denominated in a currency other than Australian dollars]

B.          The Class [ ] Notes will be constituted pursuant to the Note Trust
            Deed.

C. The Issuer Trustee wishes to appoint [The Bank of New York, New York Branch] as the initial Principal Paying Agent, the initial Note Registrar and the initial Agent Bank in respect of the Class [ ] Notes and [The Bank of New York, New York Branch] has accepted these appointments on the terms and conditions of this Agreement.

D. The Issuer Trustee wishes to appoint [The Bank of New York, London Branch] as an initial Paying Agent in respect of the Class [ ] Notes and [The Bank of New York, London Branch] has accepted that appointment on the terms and conditions of this Agreement.


                                                                              1.

THE PARTIES AGREE

1.          DEFINITIONS AND INTERPRETATION

--------------------------------------------------------------------------------

1.1         DEFINITIONS

            In this Agreement, unless the contrary intention appears:

            "AGENT" means a several reference to each Paying Agent, the Note Registrar, and the Agent Bank.

            "AGENT BANK" means initially [The Bank of New York, New York Branch] or, if [The Bank of New York, New York Branch] resigns or its appointment is terminated as the Issuer Trustee's reference agent in respect of the Class [ ] Notes, the person from time to time appointed in its place to perform the functions of such reference agent under this Agreement.

            "AUTHORISED OFFICER" in relation to:

            (a) the Issuer Trustee and the Manager, has the same meaning as "Authorised Signatory" in the Trust Deed;

            (b) the Note Trustee, the Note Registrar, the Agent Bank and the Principal Paying Agent while these are the same person as the Note Trustee, has the same meaning as the term "Authorised Officer" in relation to the Note Trustee in the Note Trust Deed;

            (c) The [Bank of New York, London Branch] as Paying Agent means a responsible officer of the Corporate Trust Administration department of the Paying Agent; and

            (d) any other Agent, means the persons appointed from time to time by that Agent to act as its Authorised Officers for the purposes of this Agreement as certified in writing by 2 directors or a director and secretary of that Agent to the other parties to this Agreement.

            "BOOK-ENTRY NOTE" has the same meaning as in the Note Trust Deed.

            "DEFINITIVE NOTE" has the same meaning as in the Note Trust Deed.

            "DEPOSITORY" has the same meaning as in the Note Trust Deed.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934 of the United States of America.

            "INSOLVENCY EVENT" has the same meaning as in the Security Trust
            Deed.

            "ISSUER TRUSTEE" means initially [Perpetual Trustees Australia Limited] or, if [Perpetual Trustees Australia Limited] retires or is removed as trustee of the PUMA Trust under the Trust Deed, the then substitute Trustee.

            "NOTE REGISTER" means the register established in accordance with clause [5.2].

            "NOTE REGISTRAR" means [The Bank of New York, New York Branch] or if [The Bank of New York, New York Branch] resigns or its appointment is terminated as note registrar in respect of the Class [ ] Notes, the person from time to time appointed in its place to perform the functions of such note registrar under this Agreement.

            "NOTE TRUST" means the trust of that name constituted by the Note Trust Deed.



                                                                              2.

            "PAYING AGENT" means [The Bank of New York, London Branch] until it resigns or its appointment is terminated as paying agent and each other person from time to time appointed hereunder to perform the functions of a paying agent and, except where the context otherwise requires, includes the Principal Paying Agent.

            "PRINCIPAL PAYING AGENT" means [The Bank of New York, New York Branch], or, if [The Bank of New York, New York Branch] resigns or its appointment is terminated as principal paying agent, the person from time to time appointed in its place to perform the functions of the principal paying agent under this Agreement.

            "PUMA TRUST" means the trust known as the PUMA Global Trust No. [ ] established pursuant to the Trust Deed and the Sub-Fund Notice.

            "[QUARTERLY] SERVICING REPORT" has the same meaning as in the Note Conditions.

            "RELEVANT PARTIES" has the same meaning as in the Note Conditions.

            "SPECIFIED OFFICE" in relation to:

            (a) the Note Registrar, means the offices of the Note Registrar as specified in the Note Conditions or otherwise under this Agreement as the offices of the Note Registrar where surrenders of Class [ ] Notes for transfer, exchange, replacement or redemption will occur and where, in respect of one of such offices, the Note Register will be kept, as varied from time to time in accordance with this Agreement;

            (b) a Paying Agent, means the office of the Paying Agent specified in the Note Conditions or otherwise under this Agreement as the office at which payments in respect of the Class [ ] Notes will be made, as varied from time to time in accordance with this Agreement; and

            (c) the Agent Bank, means the office of the Agent Bank specified in the Note Conditions or otherwise under this Agreement as the office at which the Agent Bank will carry out its duties under this Agreement, as varied from time to time in accordance with this Agreement.

            "STAMP" means the Securities Transfer Agents Medallion Program.

            "SUB-FUND NOTICE" means the Sub-Fund Notice dated on or prior to the date of this Agreement issued by the Manager to the Issuer Trustee and accepted by the Issuer Trustee.

            "TAX" has the same meaning as in the Security Trust Deed.

            "TRUST DEED" means the Consolidated PUMA Trust Deed dated 13 July 1990 (as amended and supplemented from time to time) between the person referred to therein as the Founder and Perpetual Trustees Australia Limited.

            "UCC" means the Uniform Commercial Code of New York.

1.2         SUB-FUND NOTICE AND TRUST DEED DEFINITIONS

            Subject to clause [1.6], unless defined in this Agreement, words and phrases defined in either or both of the Trust Deed and the Sub-Fund Notice have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Trust Deed or the Sub-Fund Notice (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Trust Deed and the Sub-Fund Notice, the Sub-Fund Notice prevails over the Trust Deed in respect of this Agreement. Subject to clause


                                                                              3.

            [1.6], where words or phrases used but not defined in this Agreement are defined in the Trust Deed in relation to a Fund (as defined in the Trust Deed) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the PUMA Trust (as defined in this Agreement).

1.3         INTERPRETATION

            In this Agreement, unless the contrary intention appears:

            (a) headings are for convenience only and do not affect the interpretation of this Agreement;

            (b)         a reference to this "AGREEMENT" includes the Recitals;

            (c) the expression "PERSON" includes an individual, the estate of an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);

            (d) a reference to a person includes that person's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

            (e) subject to clause [1.6], a reference to any document or agreement is to such document or agreement as amended, novated, supplemented, varied or replaced from time to time;

            (f) a reference to any legislation or to any section or provision of any legislation includes any statutory modification or re-enactment or any statutory provision substituted for that legislation and all ordinances, by-laws, regulations and other statutory instruments issued under that legislation, section or provision;

            (g) words importing the singular include the plural (and vice versa) and words denoting a given gender include all other genders;

            (h) a reference to a clause is a reference to a clause of this Agreement;

            (i) a reference to "WILFUL DEFAULT" in relation to a party means, subject to clause [1.3(j)], any wilful failure by that party to comply with, or wilful breach by that party of, any of its obligations under any Transaction Document, other than a failure or breach which:

                        (i)         A.          arises as a result of a
                                                breach of a Transaction Document
                                                by a person other than:

                                                (1)        that party; or

                                                (2)        any other person
                                                           referred to in clause
                                                           [1.3(j)]; and

                                    B.          the performance of the action
                                                (the non-performance of which
                                                gave rise to such breach) is a
                                                pre-condition to that party
                                                performing the said obligation;
                                                or

                        (ii) is in accordance with a lawful court order or direction or is required by law; or

                        (iii) is in accordance with a proper instruction or direction given at a meeting convened under any Transaction Document;

            (j) a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL DEFAULT" of a party means the



                                                                              4.

                        fraud, negligence or wilful default of that party and of its officers, employees, agents and any other person where that party is liable for the acts or omissions of such other person under the terms of any Transaction Document;

            (k) where any word or phrase is given a defined meaning, any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;

            (l) where any day on which a payment is due to be made or a thing is due to be done under this Agreement is not a Business Day, that payment must be made or that thing must be done on the immediately succeeding Business Day;

            (m) a reference to the "CLOSE OF BUSINESS" on any day is a reference to 5.00 pm on that day;

            (n)         a reference to time is to local time in New York;

            (o) subject to clause [13.2], each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party (or any Related Body Corporate of that party) having day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the PUMA Trust having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way); and

            (p) a reference to the enforcement of the Charge means that the Security Trustee appoints (or the Voting Secured Creditors as contemplated by clause [8.4] of the Security Trust Deed appoint) a Receiver over any Charged Property, or takes possession of any Charged Property, pursuant to the Security Trust Deed (expressions used in this clause have the same meanings as in the Security Trust Deed).

1.4         ISSUER TRUSTEE CAPACITY

            In this Agreement, except where provided to the contrary:

            (a) (REFERENCES TO ISSUER TRUSTEE): a reference to the Issuer Trustee is a reference to the Issuer Trustee in its capacity as trustee of the PUMA Trust only, and in no other capacity; and

            (b) (REFERENCES TO ASSETS OF THE ISSUER TRUSTEE): a reference to the undertaking, assets, business or money of the Issuer Trustee is a reference to the undertaking, assets, business or money of the Issuer Trustee in the capacity referred to in paragraph (a).

1.5         TRANSACTION DOCUMENT AND ISSUING DOCUMENT

            For the purposes of the Trust Deed and the Sub-Fund Notice, this Agreement is a Transaction Document and an Issuing Document in relation to the PUMA Trust.

1.6         INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND
            PROVISIONS

            Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or



                                                                              5.

            expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.
--------------------------------------------------------------------------------
2.          APPOINTMENT OF PAYING AGENTS

2.1         APPOINTMENT

            The Issuer Trustee, at the direction of the Manager, hereby appoints the Principal Paying Agent as its initial principal paying agent, and each other Paying Agent from time to time as its paying agent, for making payments in respect of the Class [ ] Notes pursuant to the Transaction Documents at their respective Specified Offices in accordance with the terms and conditions of this Agreement. The Principal Paying Agent, and each other Paying Agent, hereby accepts that appointment.

2.2         SEVERAL OBLIGATIONS OF PAYING AGENTS

            While there is more than one Paying Agent, the obligations of the Paying Agents under this Agreement are several and not joint.
--------------------------------------------------------------------------------
3.          PAYMENTS

3.1         PAYMENT BY ISSUER TRUSTEE

            Subject to clause [3.8], the Issuer Trustee must not later than [10.00 am] on each Quarterly Payment Date, pay to or to the order of the Principal Paying Agent to an account in the name of "PUMA Global Trust No. [ ]" (or such other account as may be determined by the Manager and notified to the Note Trustee, the Issuer Trustee and each Paying Agent, from time to time) and specified by the Principal Paying Agent in same day funds the amount in [US$] as may be required (after taking account of any money then held by the Principal Paying Agent and available for the purpose) to be paid on that [Quarterly] Payment Date in respect of the Class [ ] Notes under the Note Conditions.

3.2         PAYMENTS BY PAYING AGENTS

            Subject to payment being duly made as provided in clause [3.1] (or the Principal Paying Agent otherwise being satisfied that the payment will be duly made on the due date), and subject to clause 6, the Paying Agents will pay or cause to be paid to the Class [ ] Noteholders on behalf of the Issuer Trustee on each [Quarterly] Payment Date the relevant amounts of principal and interest due in respect of the Class [ ] Notes in accordance with this Agreement and the Note Conditions.

3.3         METHOD OF PAYMENT FOR BOOK-ENTRY NOTES

            The Principal Paying Agent will cause all payments of principal or interest (as the case may be) due in respect of Book-Entry Notes to be made to the Depository or, if applicable, to its nominee, in whose name the Book-Entry Notes are registered to the account or accounts designated by the Depository or, if applicable, that nominee and otherwise in accordance with condition [8.1] of the Note Conditions.

3.4         METHOD OF PAYMENT FOR DEFINITIVE NOTES

            The Paying Agents will cause all payments of principal or interest (as the case may be) due in respect of Definitive Notes to be made in accordance with condition [8.1] of the Note Conditions.



                                                                              6.

3.5         NON-PAYMENT

            (a) (NO OBLIGATION ON PAYING AGENTS): If the Issuer Trustee fails to make any payment, unless and until the full amount of the payment has been made under the terms of this Agreement (except as to the time of making the payment) or other arrangements satisfactory to the Principal Paying Agent have been made, none of the Principal Paying Agent nor any of the other Paying Agents is bound to make any payment in accordance with this clause [3] (but may, in its discretion, make any such payment).

            (b) (NOTICE OF NON-RECEIPT): The Principal Paying Agent will immediately notify by facsimile the other Paying Agents, the Note Trustee, the Issuer Trustee, the Security Trustee and the Manager if the full amount of any payment of principal or interest in respect of the Class
                        [ ] Notes required to be made pursuant to the Note Conditions is not unconditionally received by it or to its order in accordance with this Agreement.

3.6         LATE PAYMENT

            (a) (LATE PAYMENTS TO BE PAID IN ACCORDANCE WITH THIS AGREEMENT): If any payment under clause [3.1] is made late but otherwise in accordance with the provisions of this Agreement, each Paying Agent will make the payments required to be made by it in respect of the Class [ ] Notes as provided in this clause [3].

            (b) (NOTICE): If the Principal Paying Agent does not receive on a [Quarterly] Payment Date the full amount of principal and interest then payable on any Class [ ]
                        Note in accordance with the Note Conditions, but receives the full amount later, it will:

                        (i) forthwith upon receipt of the full amount notify the other Paying Agents, the Issuer Trustee, the Note Trustee, the Security Trustee and the Manager; and

                        (ii) as soon as practicable after receipt of the full amount give notice, in accordance with condition [11.1] of the Note Conditions, to the Class [ ] Noteholders that it has received the full amount.

3.7         REIMBURSEMENT

            The Principal Paying Agent will (provided that it has been placed in funds by the Issuer Trustee) on demand promptly reimburse each other Paying Agent for payments of principal and interest properly made by that Paying Agent in accordance with the Note Conditions and this Agreement. The Issuer Trustee will not be responsible for the apportionment of any moneys between the Principal Paying Agent and the other Paying Agents and a payment to the Principal Paying Agent of any moneys due to the Paying Agents will operate as a good discharge to the Issuer Trustee in respect of such moneys.

3.8         PAYMENT UNDER CURRENCY SWAP[S]

            The payment by the Issuer Trustee of its Australian dollar payment obligations under the Sub-Fund Notice on each [Quarterly] Payment Date to the Currency Swap Provider[s] will be a good discharge of its corresponding [US dollar] obligations under clause [3.1] (but will not relieve the Issuer Trustee of any liability in respect of any default in payment in respect of a Class [ ] Note under any other Transaction Document).

3.9         PRINCIPAL PAYING AGENT HOLDS FUNDS ON TRUST

            Each Paying Agent will hold in a separate account on trust for the Note Trustee and the Class [ ]



                                                                              7.

            Noteholders all sums held by such Paying Agent for the payment of principal and interest with respect to the Class [ ] Notes until such sums are paid to the Note Trustee or the Class [ ] Noteholders in accordance with the Note Trust Deed or the Note Conditions or repaid under clause [3.13].

3.10        PRINCIPAL PAYING AGENT MAY DEAL WITH FUNDS

            Subject to the terms of this Agreement, the Principal Paying Agent is entitled to deal with moneys paid to it under this Agreement in the same manner as other moneys paid to it as a banker by its customers. The Principal Paying Agent is entitled to retain for its own account any interest earned on such moneys, except as required by law.

3.11        NO SET-OFF

            No Paying Agent is entitled to exercise any right of set-off, withholding, counterclaim or lien against, or make any deduction in any payment to, any person entitled to receive amounts of principal or interest on the Class [ ] Notes in respect of moneys payable by it under this Agreement.

3.12        HOLDERS OF CLASS [ ] NOTES

            Except as ordered by a court of competent jurisdiction or as required by law, each Paying Agent is entitled to treat the person:

            (a) (BOOK-ENTRY NOTES): who is, while a Book-Entry Note remains outstanding, the registered owner of that Book-Entry Note as recorded in the Note Register as the absolute owner of that Book-Entry Note and as the person entitled to receive payments of principal or interest (as applicable) and each person shown in the records of the Depository as the holder of any Class [ ] Note represented by a Book-Entry Note will be entitled to receive from the registered owner of that Book-Entry Note any payment so made only in accordance with the respective rules and procedures of the Depository;

            (b) (DEFINITIVE NOTES): who is the registered owner of any Definitive Note as recorded in the Note Register as the absolute owner or owners of that Definitive Note (whether or not that Definitive Note is overdue and despite any notice of ownership or writing on it or any notice of previous loss or theft or of any trust or other interest in it); and

            (c) (NOTE TRUSTEE): who, when a Book-Entry Note in respect of any Class [ ] Note is no longer outstanding but Definitive Notes in respect of the Class [ ] Notes have not been issued, is for the time being the Note Trustee, as the person entrusted with the receipt of principal or interest, as applicable, on behalf of the relevant Class
                        [ ] Noteholders,

            in all cases and for all purposes, despite any notice to the contrary, and will not be liable for so doing.

3.13        REPAYMENT OF MONEYS

            (a) (PRESCRIPTION): Immediately on any entitlement to receive principal or interest under any Class [ ] Note becoming void under the Note Conditions, the Principal Paying Agent will repay to the Issuer Trustee the amount which would have been due in respect of that principal or interest if it had been paid before the entitlement became void, together with any fees applicable to that payment or entitlement (pro rated as to the amount and time) to the extent already paid under clause [12].



                                                                              8.

            (b)         (NO REPAYMENT WHILE OUTSTANDING AMOUNTS DUE):
                        Notwithstanding clause [3.13(a)] the Principal Paying Agent is not obliged to make any repayment to the Issuer Trustee while any fees and expenses which should have been paid to or to the order of the Principal Paying Agent or, if applicable, the Note Trustee, by the Issuer Trustee remain unpaid.

3.14 PAYING AGENTS TO RECORD, NOTIFY PAYMENTS AND DELIVER SURRENDERED CLASS [ ] NOTES

            Each Paying Agent must:

            (a) (NOTIFY NOTE REGISTRAR): promptly notify the Note Registrar of each payment made by it, or at its direction, to Class [ ] Noteholders in respect of the Class [ ] Notes;

            (b) (RECORDS): keep a full and complete record of each payment made by it, or at its direction, to Class [ ] Noteholders and provide copies of such records to the Issuer Trustee, the Manager, the Note Trustee or the Note Registrar upon request; and

            (c) (DELIVER): promptly deliver to the Note Registrar any Class [ ] Notes surrendered to it pursuant to condition [8.2] of the Note Conditions.

            A record by a Paying Agent under this clause [3.14] is sufficient evidence, unless the contrary is proved, of the relevant payments having been made or not made.

--------------------------------------------------------------------------------
4.          APPOINTMENT AND DUTIES OF THE AGENT BANK

4.1         APPOINTMENT

            The Issuer Trustee, at the direction of the Manager, hereby appoints the Agent Bank as its initial reference agent in respect of the Class [ ] Notes upon the terms and conditions contained in this Agreement and the Agent Bank hereby accepts that appointment.

4.2         DETERMINATIONS BY AGENT BANK

            The Agent Bank must perform such duties, and make such calculations, determinations, notifications and publications at its Specified Office as are set forth in the Note Conditions to be performed or made by it until the Class [ ] Notes are redeemed (or deemed to be redeemed) in full in accordance with the Note Conditions and must perform any other duties as requested by the Issuer Trustee, the Manager or the Principal Paying Agent which are reasonably incidental to those duties.

4.3         NOTIFICATION BY AGENT BANK

            If the Agent Bank fails to perform any duty or to make any calculation, determination, notification or publication as provided in clause [4.2], it must forthwith notify the Issuer Trustee, the Manager, the Note Trustee, the Principal Paying Agent and the Currency Swap Provider thereof.

4.4         NOTE TRUSTEE TO PERFORM AGENT BANK'S FUNCTION

            If the Agent Bank for any reason does not determine by close of business on the relevant Rate Set Date (as defined in the Note Conditions) the Interest Rates for the Class [ ] Notes, or calculate an Interest Amount (each as defined in the Note Conditions), the Note Trustee must do so and each such determination or calculation will be as if made by the Agent Bank for the purposes of the Note Conditions. In doing so, the Note Trustee will apply the provisions of condition [6] of the Note Conditions, with any necessary consequential amendments, to the



                                                                              9.

            extent that it can and, in all other respects it will do so in such a manner as it considers fair and reasonable in all the circumstances.

4.5         DOCUMENTS TO AGENT BANK

            The Manager and the Issuer Trustee will provide to the Agent Bank such documents and other information as the Agent Bank reasonably requires in order for the Agent Bank to properly fulfil its duties in respect of the Class [ ] Notes.

--------------------------------------------------------------------------------
5.          APPOINTMENT AND DUTIES OF THE NOTE REGISTRAR

5.1         NOTE REGISTRAR

            The Issuer Trustee, at the direction of the Manager, hereby appoints the Note Registrar as its initial note registrar in respect of the Class [ ] Notes upon the terms and conditions contained in this Agreement and the Note Registrar hereby accepts that appointment.

5.2         NOTE REGISTER TO BE KEPT

            The Note Registrar must keep a register, at one of its Specified Offices, in which, subject to such reasonable regulations as the Note Registrar may prescribe, the Note Registrar must keep a full and complete record of:

            (a) (CLASS [ ] NOTEHOLDER DETAILS): the name, address and, where applicable, taxation, social security or other identifying number of each Class [ ] Noteholder, the details of the Class [ ] Notes held by that Class [ ] Noteholder and the details of the account to which any payments due to the Class [ ] Noteholder are to be made in each case as notified by that Class [ ] Noteholder from time to time;

            (b) (EXCHANGE ETC. OF CLASS [ ] NOTES): the issue and any exchange, transfer, replacement, redemption (in whole or part) or cancellation of a Class [ ] Note;

            (c) (PAYMENTS): all payments made in respect of the Class [ ] Notes (as notified to it by each Paying Agent pursuant to clause [3.14(a)]);

            (d) (PRINCIPAL): the Principal Balance of each Class [ ] Note from time to time (as notified to it by the Manager pursuant to clause [7.1]); and

            (e) (OTHER INFORMATION): such other information as the Manager reasonably requires or the Note Registrar considers appropriate or desirable.

5.3         TRANSFER OR EXCHANGE OF CLASS [ ] NOTES

            Class [ ] Notes held by a Class [ ] Noteholder may be transferred or may be exchanged for other Class [ ] Notes in any authorised denominations and a like Principal Balance, provided in each case that the requirements of [Section 8-401(a) of the UCC] are met, by that Class [ ] Noteholder upon:

            (a) (SURRENDER AND INSTRUMENT OF TRANSFER OR EXCHANGE): the surrender of the Class [ ] Notes to be transferred or exchanged duly endorsed with, or accompanied by, a written instrument of transfer or exchange in the form, in the case of a transfer, annexed to such Class [ ] Notes or otherwise in a form satisfactory to the Note Registrar duly executed by the Class [ ] Noteholder, or its attorney duly authorised in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership of, or participation in, STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in



                                                                             10.

                       substitution for, STAMP, all in accordance with the Exchange Act; and

           (b) (OTHER DOCUMENTS): the provision of such other documents as the Note Registrar may reasonably require,

           to the Note Registrar at a Specified Office of the Note Registrar.

5.4        REPLACEMENT OF LOST OR MUTILATED CLASS [ ] NOTES

           If any Class [ ] Note is lost, stolen, mutilated, defaced or destroyed it may, [provided that the requirements of Section 8-405 of the UCC are met], be replaced with other Class [ ] Notes in any authorised denomination, and a like Principal Balance, upon surrender to the Note Registrar of the Class [ ] Notes to be replaced (where the Class [ ]Note has been mutilated or defaced) at a Specified Office of the Note Registrar, the provision of such evidence and indemnities as the Note Registrar or the Issuer Trustee may reasonably require and payment of the Note Registrar's and the Issuer Trustee's expenses incurred, and any tax or governmental charge that may be imposed, in connection with such replacement.

5.5        OBLIGATIONS UPON TRANSFER, EXCHANGE OR REPLACEMENT OF CLASS [ ] NOTES

           Subject to this Agreement, upon compliance by the relevant Class [] Noteholder with the provisions of clauses [5.3 or 5.4], as applicable, in relation to the transfer, exchange or replacement of any Class [ ] Notes:

           (a) (ADVISE ISSUER TRUSTEE): the Note Registrar must within [3] Business Days so advise the Issuer Trustee and the Note Trustee (if it is not the Note Registrar) in writing and provide details of the new Class [ ] Notes to be issued in place of those Class [ ] Notes;

           (b) (EXECUTION AND AUTHENTICATION): the Issuer Trustee must, within [3] Business Days of such advice, execute and deliver to the Note Trustee for authentication in the name of the relevant Class [ ] Noteholder or the designated transferee or transferees, as the case may be, one or more new Class [ ] Notes in any authorised denominations, and a like Principal Balance as those Class [] Notes (in each case as specified by the Note Registrar) and the Note Trustee must within [3] Business Days of receipt of such executed Class [ ] Notes authenticate them and (if it is not the Note Registrar) deliver those Class [ ] Notes to the Note Registrar; and

           (c) (DELIVERY TO CLASS [ ] NOTEHOLDER): the Note Registrar must, within [3] Business Days of receipt of such new Class [ ] Notes (or authentication of such Class [ ] Notes if the Note Registrar is the Note Trustee), forward to the relevant Class [ ] Noteholder (being the transferee in the case of a transfer of a Class [ ]
                       Note) such new Class [ ] Notes.

5.6        NO CHARGE FOR TRANSFER OR EXCHANGE

           No service charge may be made to a Class [ ] Noteholder for any transfer or exchange of Class [ ] Notes, but the Note Registrar may require payment by the Class [ ] Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class [ ] Notes.

5.7        RESTRICTED PERIOD

           Notwithstanding the preceding provisions of this clause [5], the Note Registrar need not register transfers or exchanges of Class [ ] Notes, and the Issuer Trustee is not required to execute nor the Note Trustee to authenticate any Class [ ] Notes, for a period of 2 Business Days, in the case of a Book-Entry Note, or [30] days, in the case of a Definitive Note,



                                                                             11.

            preceding the due date for any payment with respect to the Class [ ] Notes or for such period, not exceeding 30 days, as is specified by the Note Trustee prior to any meeting of Relevant Noteholders (as defined in the First Schedule of the Trust Deed), which includes Class [ ] Noteholders, under the Trust Deed or prior to any meeting of Voting Secured Creditors (as defined in the Security Trust Deed), which includes Class [ ] Noteholders, under the Security Trust Deed.

5.8         CANCELLATION OF CLASS [ ] NOTES

            The Note Registrar must cancel or destroy all Class [ ] Notes that have been surrendered to it for transfer, exchange or replacement (including any Book-Entry Notes surrendered pursuant to clause [3.4(b)] of the Note Trust Deed) or surrendered to a Paying Agent for redemption and delivered to the Note Registrar and must, upon request, provide a certificate to the Issuer Trustee, the Note Trustee or the Manager with the details of all such Class [ ] Notes so cancelled or destroyed.

5.9         PROVISION OF INFORMATION AND INSPECTION OF REGISTER

            The Note Registrar must:

            (a) (INFORMATION): provide to the Issuer Trustee, the Manager, the Note Trustee and each other Agent such information as is contained in the Note Register and is required by them in order to perform any obligation pursuant to the Transaction Documents;

            (b)         (INSPECTION): make the Note Register:

                        (i) available for inspection or copying by the Issuer Trustee, the Manager, the Note Trustee and each other Agent or their agents or delegates; and

                        (ii) available for inspection by each Class [ ] Noteholder but only in respect of information relating to that Class [ ] Noteholder,

            at one of the Note Registrar's Specified Offices upon reasonable prior notice and during local business hours.

5.10        CORRECTNESS OF REGISTER AND INFORMATION

            The Issuer Trustee, the Note Trustee, the Manager and each Agent (other than the Note Registrar) may accept the correctness of the Note Register and any information provided to it by the Note Registrar and is not required to enquire into its authenticity. None of the Issuer Trustee, the Note Trustee, the Manager or any Agent (including the Note Registrar) is liable for any mistake in the Note Register or in any purported copy except to the extent that the mistake is attributable to its own fraud, negligence or wilful default.

5.11        NON-RECOGNITION OF EQUITABLE INTERESTS

            Except as required by law or as ordered by a court of competent jurisdiction, no notice of any trust, whether express, implied or constructive, is to be entered in the Note Register and except as otherwise provided in any Transaction Document, or required by law or ordered by a court of competent jurisdiction, none of the Note Registrar, the Note Trustee, the Issuer Trustee, the Manager or any other Agent is to be affected by or compelled to recognise (even when having notice of it) any right or interest in any Class [ ] Notes other than the registered Class [ ] Noteholder's absolute right to the entirety of them and the receipt of a registered Class A Noteholder is a good discharge to the Issuer Trustee, the Manager, the Note Trustee and each Agent.



                                                                             12.

5.12        RECTIFICATION OF NOTE REGISTER

            If:

            (a)         (ENTRY OMITTED): an entry is omitted from the Note
                        Register;

            (b)         (ENTRY MADE OTHERWISE THAN IN ACCORDANCE WITH THIS
                        DEED): an entry is made in the Note Register otherwise than in accordance with this Agreement;

            (c) (WRONG ENTRY EXISTS): an entry wrongly exists in the Note Register;

            (d) (ERROR OR DEFECT EXISTS IN REGISTER): there is an error or defect in any entry in the Note Register; or

            (e) (DEFAULT MADE): default is made or unnecessary delay takes place in entering in the Note Register that any person has ceased to be the holder of Class [ ] Notes,

            then the Note Registrar may rectify the same.

--------------------------------------------------------------------------------
6.          NOTE TRUSTEE'S REQUIREMENTS REGARDING AGENTS

6.1         FOLLOWING ENFORCEMENT OF THE CHARGE OR ISSUE OF DEFINITIVE NOTES

            At any time after either an Event of Default (unless waived by the Security Trustee pursuant to clause [9.5] of the Security Trust
            Deed) or the enforcement of the Charge (as defined in the Security Trust Deed) or at any time after Definitive Notes have not been issued when required in accordance with the Note Trust Deed, the Note Trustee may:

            (a) (REQUIRE AGENTS): by notice in writing to the Issuer Trustee, the Manager, and each Agent require any one or more of the Agents either:

                        (i)         A.          to act as the Agent of
                                                the Note Trustee on the terms
                                                and conditions of this Agreement
                                                in relation to payments to be
                                                made by or on behalf of the Note
                                                Trustee under the terms of the
                                                Note Trust Deed, except that the
                                                Note Trustee's liability under
                                                any provision of this Agreement
                                                for the indemnification of the
                                                Principal Paying Agent, the
                                                Paying Agents and the Agent Bank
                                                will be limited to any amount
                                                for the time being held by the
                                                Note Trustee on the trust of the
                                                Note Trust Deed and which is
                                                available to be applied by the
                                                Note Trustee for that purpose;
                                                and

                                     B.         to hold all Class [ ] Notes, and
                                                all amounts, documents and
                                                records held by them in respect
                                                of the Class [ ] Notes, on
                                                behalf of the Note Trustee; or

                        (ii) to deliver up all Class [ ] Notes and all amounts, documents and records held by them in respect of the Class [ ] Notes, to the Note Trustee or as the Note Trustee directs in that notice, other than any documents or records which an Agent is obliged not to release by any law; and

            (b) (REQUIRE ISSUER TRUSTEE): by notice in writing to the Issuer Trustee require it to make (or arrange to be made) all subsequent payments in respect of the Class [ ] Notes to the order of the Note Trustee and not to the Principal Paying Agent and, with effect from the issue of that notice to the Issuer Trustee and until that notice is withdrawn, clause [6.1(b)] of the Note Trust Deed will not apply.



                                                                             13.

6.2         GOOD DISCHARGE TO ISSUER TRUSTEE

            The payment by or on behalf of the Issuer Trustee of its payment obligations on each Quarterly Payment Date under the Sub-Fund Notice and the Note Conditions to the Note Trustee in accordance with clause [6.1] is a good discharge to the Issuer Trustee and the Issuer Trustee will not be liable for any act or omission or default of the Note Trustee during the period it is required to make payments to the Note Trustee under clause [6.1].

6.3         CHANGE OF AUTHORISED OFFICERS

            The Note Trustee will forthwith give notice to the Manager, the Issuer Trustee, the Security Trustee and each Agent of any change in the Authorised Officers of the Note Trustee.

--------------------------------------------------------------------------------
7.          REDEMPTION OF CLASS [ ] NOTES

7.1         PART REDEMPTION OF CLASS [ ] NOTES ON [QUARTERLY] PAYMENT DATES

            (a) (MANAGER TO MAKE DETERMINATIONS ETC): At least [five] Business Day prior to each [Quarterly] Payment Date, the Manager will make the determinations referred to in condition [7.9(a)] of the Note Conditions in relation to that [Quarterly] Payment Date and will give to the Issuer Trustee, the Note Trustee, the Principal Paying Agent, the Agent Bank and the Note Registrar, the notifications, and will cause to be made to the Class [A] Noteholders the publication, required by condition [7.9(b)] of the Note Conditions. If the Manager does not at any time for any reason make the determinations referred to in condition [7.9(a)] of the Note Conditions it must forthwith advise the Note Trustee and the Agent Bank and such determinations must be made by the Agent Bank, or failing the Agent Bank, by the Note Trustee in accordance with such condition [7.9(c)] of the Note Conditions (but based on the information in its possession) and each such determination will be deemed to have been made by the Manager.

            (b) (NOTIFY DEPOSITORY): If any Book-Entry Notes are outstanding, on receipt of a notification under condition [7.9(b)] of the Note Conditions, the Principal Paying Agent must notify the Depository of any proposed redemption in accordance with the Depository's applicable procedures, specifying the principal amount of each Book-Entry Note to be redeemed and the date on which the redemption is to occur and must provide a copy to the Depository of the notification received under condition [7.9(b)] of the Note Conditions.

7.2         [EARLY REDEMPTION

            (a) (NOTICE TO PAYING AGENT ETC): If the Issuer Trustee intends to redeem all (but not some only) of the Class [ ] Notes prior to the Final Maturity Date pursuant to conditions [7.3] or [7.4] of the Note Conditions, the Manager will direct the Issuer Trustee to give the requisite notice to the Note Trustee, the Principal Paying Agent, each Paying Agent, the Note Registrar, the Agent Bank and the Class [ ] Noteholders in accordance with conditions [7.3] or [7.4] (as the case may be) of the Note Conditions and stating the date on which such Class [ ] Notes are to be redeemed.

            (b) (NOTICE TO DEPOSITORY): The Principal Paying Agent will, on receipt of a notice under clause [7.2(a)], and if any Book-Entry Notes are outstanding, notify the Depository of the proposed redemption in accordance with the Depository's applicable procedures, specifying the Principal Balance of each Book-Entry Note to be redeemed, the amount of principal to be repaid in relation to each Book-Entry Note and the date on which the Book-Entry Notes are to be redeemed.]



                                                                             14.

--------------------------------------------------------------------------------
8.          GENERAL PAYING AGENT MATTERS

8.1         NOTICES TO CLASS [ ] NOTEHOLDERS

            (a) (NOTICES TO BE GIVEN BY NOTE REGISTRAR): At the request of the Issuer Trustee, the Note Trustee, the Manager, the Security Trustee or any other Agent, and at the expense of the Issuer Trustee, the Note Registrar will arrange for the delivery of all notices and the [Quarterly] Servicing Report to Class [ ] Noteholders in accordance with the Note Conditions.

            (b) (COPY TO NOTE TRUSTEE): The Note Registrar will promptly send to the Note Trustee one copy of the form of every notice given to Class [ ] Noteholders in accordance with the Note Conditions (unless such notice is given at the request of the Note Trustee).

            The Note Registrar will not be responsible for, or liable to any person in respect of, the contents of any notices or reports delivered by it at the request of the Issuer Trustee, the Note Trustee, the Manager, the Security Trustee or any other Agent pursuant to this clause [8.1].

8.2         COPIES OF DOCUMENTS FOR INSPECTION

            The Manager will provide to the Note Registrar sufficient copies of all documents required by the Note Conditions or the Note Trust Deed to be available to Class [ ] Noteholders for issue or inspection.

8.3         NOTICE OF ANY WITHHOLDING OR DEDUCTION

            If the Issuer Trustee or any Paying Agent is, in respect of any payment in respect of the Class [ ] Notes, compelled to withhold or deduct any amount for or on account of any taxes, duties or charges as contemplated by condition [8.4] of the Note Conditions, the Issuer Trustee must give notice to the Principal Paying Agent, the Note Trustee and the Class [ ] Noteholders in accordance with condition [11.1] of the Note Conditions immediately after becoming aware of the requirement to make the withholding or deduction and must give to the Principal Paying Agent and the Note Trustee such information as they require to enable each of them to comply with the requirement.

--------------------------------------------------------------------------------
9.          INDEMNITY

9.1         INDEMNITY BY ISSUER TRUSTEE

            Subject to clause [14], the Issuer Trustee undertakes to indemnify each Agent and its directors, officers, employees and controlling persons against all losses, liabilities, costs, claims, actions, damages, expenses or demands which any of them may incur or which may be made against any of them as a result of or in connection with the appointment of or the exercise of the powers and duties by the Agent under this Agreement except as may result from its fraud, negligence or default or that of its directors, officers, employees or controlling persons or any of them, or breach by it of the terms of this Agreement and notwithstanding the resignation or removal of that Agent pursuant to clause [10].

9.2         INDEMNITY BY AGENT

            Each Agent undertakes to indemnify on a several basis the Issuer Trustee, the Manager and each of their respective directors, officers, employees and controlling persons against all losses, liabilities, costs, claims, actions, damages, expenses or demands which any of them may incur or which may be made against any of them as a result of its default, negligence or bad faith or that of its directors, officers, employees or controlling persons or any of them, or



                                                                             15.

            breach by it of the terms of this Agreement. Notwithstanding anything in this Agreement to the contrary, in no event will an Agent be liable under, or in connection with, this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including, but not limited to, lost profits, whether or not foreseeable, even if the Agent has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

--------------------------------------------------------------------------------
10.         CHANGES IN AGENTS

10.1        APPOINTMENT AND REMOVAL

            The Issuer Trustee (on the direction of the Manager) may with the prior written approval of the Note Trustee (which approval must not be unreasonably withheld or delayed):

            (a)         (APPOINT NEW AGENTS): appoint:

                        (i) additional or alternative Paying Agents (other than the Principal Paying Agent); or

                        (ii) an alternative Agent Bank, Note Registrar or Principal Paying Agent; and

            (b) (TERMINATE APPOINTMENT OF AGENTS): subject to this clause [10], terminate the appointment of any Agent by giving written notice to that effect to the Agent whose appointment is to be terminated copied to each Current Rating Authority, the Note Trustee and (if it is not the Agent whose appointment is to be terminated) the Principal Paying Agent:

                        (i) with effect immediately on the giving of that notice, if any of the following occurs in relation to the Agent (as the case may be):

                                     A.         an Insolvency Event;

                                     B.         it ceases to conduct business or
                                                proposes to cease conduct of its
                                                business or a substantial part
                                                of that business; or

                                     C.         it fails to remedy within five
                                                Business Days after prior
                                                written notice by the Issuer
                                                Trustee or Manager any material
                                                breach of this Agreement on the
                                                part of the Agent (as the case
                                                may be); and

                        (ii) otherwise, with effect on a date not less than [60] days' from that notice (which date must be not less than [30] days before any due date for payment on any Class [ ] Notes).

10.2        RESIGNATION

            Subject to this clause [10], an Agent may resign its appointment under this Agreement at any time by giving to the Issuer Trustee, the Manager, each Current Rating Authority, (where the Agent resigning is the Principal Paying Agent) each Paying Agent and (where the Agent resigning is not the Principal Paying Agent) the Principal Paying Agent not less than [90] days' written notice to that effect (which notice must expire not less than [30] days before, any due date for payment on any Class [ ] Notes).

10.3        LIMITATION OF APPOINTMENT AND TERMINATION

            Notwithstanding clauses [10.1] and [10.2]:



                                                                             16.

            (a) (PRINCIPAL PAYING AGENT AND NOTE REGISTRAR): the resignation by, or the termination of, the appointment of the Principal Paying Agent or the Note Registrar will not take effect until a new Principal Paying Agent or Note Registrar, as the case may be, has been acknowledged in writing by the Note Trustee (in each case, the acknowledgement not to be unreasonably delayed) and with, in the case of the Note Registrar, Specified Offices in each of New York City and London;

            (b) (APPOINTMENT BY RETIRING AGENT): if any Agent resigns in accordance with clause [10.2] but, by the day falling [15] days before the expiry of any notice under clause [10.2] the Issuer Trustee has not appointed a new Agent, then the relevant Agent may appoint in its place any reputable bank or trust company of good standing approved in writing by the Note Trustee and appointed on terms previously approved in writing by the Note Trustee (in each case, the approval not to be unreasonably withheld or delayed);

            (c) (SPECIFIED OFFICE OF PAYING AGENT IN NEW YORK CITY AND LONDON): the resignation by, or the termination of the appointment of, any Paying Agent will not take effect if, as a result of the resignation or termination, there would not be a Paying Agent which has a Specified Office in New York City or there would not be a Paying Agent which has a Specified Office in London;

            (d) (SPECIFIED OFFICE OF AGENT BANK): the resignation by, or the termination of the appointment of the Agent Bank will not take effect until a new Agent Bank having its Specified Office in London or New York City has been appointed; and

            (e) (TERMS OF APPOINTMENT OF ADDITIONAL PAYING AGENTS): the appointment of any additional Paying Agent will be on the terms and the conditions of this Agreement and each of the parties to this Agreement must co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the Paying Agent (which will not, except in the case of an appointment under clause [10.1(a)] or a termination under clause [10.1(b)(ii)], be at the cost of the Issuer Trustee or Manager).

10.4        PAYMENT OF AMOUNTS HELD BY THE PRINCIPAL PAYING AGENT

            If the appointment of the Principal Paying Agent is terminated, the Principal Paying Agent must, on the date on which that termination takes effect, pay to the successor Principal Paying Agent any amount held by it for payment of principal or interest in respect of any Class [ ] Note and must deliver to the successor Principal Paying Agent all records maintained by it and all documents (including any Class [ ] Notes) held by it pursuant to this Agreement.

10.5        RECORDS HELD BY NOTE REGISTRAR

            If the appointment of the Note Registrar is terminated, the Note Registrar must, on the date on which that termination takes effect, deliver to the successor Note Registrar the Note Register and all records maintained by it and all documents (including any Class [ ] Notes) held by it pursuant to this Agreement.

10.6        SUCCESSOR TO PRINCIPAL PAYING AGENT, AGENT BANK, NOTE REGISTRAR

            (a) (APPOINTMENT AND RELEASE): On the execution by the Issuer Trustee, the Manager and any successor Principal Paying Agent, Agent Bank or Note Registrar of an instrument effecting the appointment of that successor Principal Paying Agent, Agent Bank or Note Registrar that successor Principal Paying Agent, Agent Bank or Note Registrar, as the case may be, will, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts,



                                                                             17.

                        immunities, duties and obligations of its predecessor as if originally named as Principal Paying Agent, Agent Bank or Note Registrar, as the case may be, in this Agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), will have no further liabilities under this Agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Principal Paying Agent, Agent Bank or Note Registrar was appointed.

            (b)         (MERGER): Any corporation:

                        (i) into which the Principal Paying Agent, Agent Bank or Note Registrar is merged;

                        (ii) with which the Principal Paying Agent, Agent Bank or Note Registrar is consolidated;

                        (iii) resulting from any merger or consolidation to which the Principal Paying Agent, Agent Bank or Note Registrar is a party; or

                        (iv) to which the Principal Paying Agent, Agent Bank or Note Registrar sells or otherwise transfers all or substantially all the assets of its corporate trust business,

                        must, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Principal Paying Agent, Agent Bank or Note Registrar, as the case may be, under this Agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this Agreement, unless otherwise required by the Issuer Trustee or the Manager, and after that effective date all references in this Agreement to the Principal Paying Agent, Agent Bank or Note Registrar, as the case may be, will be references to that corporation. The Principal Paying Agent, Agent Bank or Note Registrar, as the case may be, must pay for any costs or expenses associated with such merger, conversion, consolidation, sale or transfer.

10.7        NOTICE TO CLASS [ ] NOTEHOLDERS

            The Manager on behalf of the Issuer Trustee will, within [5] days of:

            (a) (TERMINATION): the termination of the appointment of any Agent;

            (b)         (RESIGNATION): the resignation of any Agent; or

            (c)         (APPOINTMENT): the appointment of a new Agent,

            give to the Class [ ] Noteholders notice of the termination, appointment or resignation in accordance with condition [11.1] of the Note Conditions (in the case of a termination under clause [10.1(b)(i)] or [10.2] at the cost of the outgoing Agent). Notwithstanding clauses [10.1] and [10.2], neither the termination of the appointment of an Agent, nor the resignation of an Agent, will take effect until notice thereof is given to the Class [ ] Noteholders in accordance with this clause [10.7].

10.8        CHANGE IN SPECIFIED OFFICE

            (a) (AGENTS CHANGE): If any Agent proposes to change its Specified Office (which must be within the same city as its previous Specified Office), it must give to the Issuer Trustee the Manager, the Note Trustee and the other Agents not less than 30



                                                                             18.

                        days' prior written notice of that change, giving the address of the new Specified Office and stating the date on which the change is to take effect. No change of a Specified Office may occur in the period 30 days before any due date for payment on any Class [ ] Notes.

            (b) (NOTICE TO CLASS [ ] NOTEHOLDERS): The Manager must, within [14] days of receipt of a notice under clause [10.8(a)] (unless the appointment is to terminate pursuant to clause [10.1] or [10.2] on or prior to the date of that change) give to the Class [ ] Noteholders notice in accordance with condition [11.1] of the Note Conditions of that change and of the address of the new Specified Office, but the cost of giving that notice must be borne by the Agent which is changing its Specified Office and not by the Issuer Trustee or the Manager.

--------------------------------------------------------------------------------
11.         MISCELLANEOUS DUTIES AND PROTECTION

11.1        AGENTS ARE AGENTS OF THE ISSUER TRUSTEE

            (a) (AGENT OF THE PUMA TRUST): Subject to clause [6.1], each Agent is the agent of the Issuer Trustee in its capacity as trustee of the PUMA Trust only.

            (b)         (ISSUER TRUSTEE NOT RESPONSIBLE FOR AGENTS):
                        Notwithstanding any other provision contained in this Agreement, any other Transaction Document or at law, the Issuer Trustee in its personal capacity is not responsible for any act or omission of any Agent.

11.2        AGENCY

            Subject to any other provision of this Agreement, each Agent acts solely for and as agent of the Issuer Trustee and does not have any obligations towards or relationship of agency or trust with any person entitled to receive payments of principal and/or interest on the Class [ ] Notes and is responsible only for the performance of the duties and obligations imposed on it pursuant to clause [11.6].

11.3        RELIANCE

            Each Agent is protected and will incur no liability for or in respect of any action taken, omitted or suffered by it in reliance upon any instruction, request or order from the Issuer Trustee or the Manager or in reliance upon any Class [ ] Note or upon any notice, resolution, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties.

11.4        ENTITLED TO DEAL

            An Agent is not precluded from acquiring, holding or dealing in any Class [ ] Notes or from engaging or being interested in any contract or other financial or other transaction with the Issuer Trustee or the Manager as freely as if it were not an agent of the Issuer Trustee under this Agreement and in no event whatsoever (other than fraud, wilful misconduct, negligence or bad faith) will any Agent be liable to account to the Issuer Trustee or any person entitled to receive amounts of principal or interest on the Class [ ] Notes for any profit made or fees or commissions received in connection with this agreement or any Class [ ] Notes.

11.5        CONSULTATION

            Each Agent may, after 5 days prior notice to the Issuer Trustee and the Manager, consult as to legal matters with lawyers selected by it, who may be employees of or lawyers to the Issuer Trustee, the Manager or the relevant Agent. An Agent is not required to provide 5 days prior



                                                                             19.

            notice of the consultation specified above if, in the reasonable opinion of that Agent, to do so would be contrary to the performance by it of its obligations under this Agreement, provided that, such Agent must provide written notice to the Issuer Trustee and the Manager as soon as practicable after that consultation.

11.6        DUTIES AND OBLIGATIONS

            Each Agent will perform the duties and obligations, and only the duties and obligations, contained in or reasonably incidental to this Agreement and the Note Conditions and no implied duties or obligations (other than general laws as to agency) will be read into this Agreement or the Note Conditions against any Agent. An Agent is not required to take any action under this Agreement which would require it to incur any expense or liability for which (in its reasonable opinion) either it would not be reimbursed within a reasonable time or in respect of which it has not been indemnified to its satisfaction.

11.7        INCOME TAX RETURNS

            The Principal Paying Agent will deliver to each Class [ ] Noteholder such information as may be reasonably required to enable such Class
            [ ] Noteholder to prepare its federal and state income tax returns.

11.8        REPRESENTATION BY EACH AGENT

            Each Agent represents and warrants that it is duly qualified to assume its obligations under this Agreement and has obtained all necessary approvals required to execute, deliver and perform its obligations under this Agreement.

--------------------------------------------------------------------------------
12.         FEES AND EXPENSES

12.1        [PAYMENT OF FEE

            The Issuer Trustee will pay to each Agent during the period that any of the Class [ ] Notes remain outstanding the administration fee separately agreed by that Agent and the Issuer Trustee. If the appointment of an Agent is terminated under this Agreement, the Agent must refund to the Issuer Trustee that proportion of the fee (if any) which relates to the period during which the Agent's appointment is terminated.]

12.2        [PAYMENT OF EXPENSES

            The Issuer Trustee must pay or reimburse to each Agent all reasonable costs, expenses, charges, stamp duties and other Taxes and liabilities properly incurred by that Agent in the performance of the obligations of that Agent under this Agreement including, without limitation, all costs and expenses (including legal costs and expenses) incurred by that Agent in the enforcement of any obligations under this Agreement. Nothing in this clause [12.2] entitles or permits an Agent to be reimbursed or indemnified for general overhead costs and expenses (including, without limitation, rents and any amounts payable by that Agent to its employees in connection with their employment) incurred directly or indirectly in connection with the business activities of that Agent or in the exercise of its rights, powers and discretions or the performance of its duties and obligations under this Agreement.]

12.3        NO OTHER FEES

            Except as provided in clauses [12.1] and [12.2], or as expressly provided elsewhere in this Agreement, neither the Issuer Trustee nor the Manager has any liability in respect of any fees or expenses of any Agent in connection with this Agreement.



                                                                             20.

12.4        [PAYMENT OF FEES

            The above fees, payments and expenses will be paid in United States dollars. The Issuer Trustee will in addition pay any value added tax which may be applicable. The Principal Paying Agent will arrange for payment of commissions to the other Paying Agents and arrange for the reimbursement of their expenses promptly upon demand, supported by evidence of that expenditure, and provided that payment is made as required by clause [12.1] the Issuer Trustee will not be concerned with or liable in respect of that payment.]

12.5        NO COMMISSION

            Subject to this clause [12], no Paying Agent may charge any commission or fee in relation to any payment by it under this Agreement.

12.6        ISSUER TRUSTEE PERSONALLY LIABLE FOR FEES

            Notwithstanding any other provision of this Agreement, the Issuer Trustee must pay to each Agent the fees referred to in clause [12.1], and any value added tax on such fees, from its own personal funds and will not be entitled to be indemnified from the assets of the PUMA Trust with respect to such fees or value added taxes provided that if [The Bank of New York, New York Branch] or [The Bank of New York, London Branch] resigns or is removed as an Agent the Issuer Trustee will only be liable to pay the fees referred to in clause [12.1], and any value added tax on such fees, from its own personal funds to the extent that such fees and value added tax do not exceed the amount that would have been payable to [The Bank of New York, New York Branch] or the [Bank of New York, London Branch], as the case may be, if it had remained as that Agent. The balance of such fees and value added tax, if any, will form part of the Fees and Expenses for which the Issuer Trustee is entitled to be indemnified from the assets of the PUMA Trust in accordance with the Sub-Fund Notice.

12.7        TIMING OF PAYMENTS

            Except as referred to in clause [12.6], all payments by the Issuer Trustee to an Agent under this clause [12] are payable on the first [Quarterly] Payment Date following demand by that Agent from funds available for this purpose in accordance with the Sub-Fund Notice.

12.8        INCREASE IN FEES

            The Issuer Trustee must notify in writing the Current Rating Authorities of any proposed increase in fees payable under this clause [12] (including upon the appointment of a new Agent but not including any increase in fees payable by the Issuer Trustee from its own personal funds in accordance with clause [12.6]) at least 5 Business Days before such increase takes effect and must not agree to any such increase if this would result in a reduction, qualification or withdrawal of any credit rating then assigned by the Current Rating Authorities to the Notes. This clause [12.8] is not to be construed to require an Agent to undertake any additional duties or obligations not provided for in this Agreement unless otherwise agreed by that Agent in its discretion.

--------------------------------------------------------------------------------
13.         NOTICES

13.1        METHOD OF DELIVERY

            Subject to clauses [13.3] and [13.4], any notice, request, certificate, approval, demand, consent or other communication to be given under this Agreement (other than notices to the Class [ ] Noteholders):

            (a) (EXECUTION): except in the case of communications by email, must be signed by an



                                                                             21.

                        Authorised Officer of the party giving the same;

            (b)         (IN WRITING): must be in writing; and

            (c)         (DELIVERY): must be:

                        (i)         left at the address of the addressee;

                        (ii) sent by prepaid ordinary post to the address of the addressee;

                        (iii) sent by facsimile to the facsimile number of the addressee; or

                        (iv) sent by email by an Authorised Signatory of the party giving the same to the addressee's specified email address,

                        as notified by that addressee from time to time to the other parties to this Agreement as its address for service pursuant to this Agreement.

13.2        DEEMED RECEIPT

            A notice, request, certificate, demand, consent or other communication under this Agreement is deemed to have been received:

            (a)         (DELIVERY): where delivered in person, upon receipt;

            (b) (POST): where sent by post, on the 3rd (7th if outside Australia) day after posting;

            (c) (FAX): where sent by facsimile, on production by the dispatching facsimile machine of a transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

            (d) (EMAIL): subject to clause [13.4], where sent by email, on the date that the email is received.

            However, if the time of deemed receipt of any notice is not before
            5.00 pm local time on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business Day.

13.3        COMMUNICATIONS THROUGH PRINCIPAL PAYING AGENT

            All communications relating to this Agreement between the Issuer Trustee and the Agent Bank and any of the other Paying Agents or between the Paying Agents themselves will, except as otherwise provided in this Agreement, be made through the Principal Paying Agent.

13.4        EMAIL

            Notwithstanding any other provision of this clause [13], a notice, request, certificate, approval, demand, consent or other communication to be given under this Agreement may only be given by email where the recipient has expressly agreed with the sender that the communication, or communications of that type, may be given by email and subject to such conditions as may be required by the recipient.

--------------------------------------------------------------------------------
14.         ISSUER TRUSTEE'S LIMITATION OF LIABILITY

14.1        LIMITATION ON ISSUER TRUSTEE'S LIABILITY

            The Issuer Trustee enters into this Agreement only in its capacity as trustee of the PUMA



                                                                             22.

            Trust and in no other capacity. A liability incurred by the Issuer Trustee acting in its capacity as trustee of the PUMA Trust arising under or in connection with this Agreement is limited to and can be enforced against the Issuer Trustee only to the extent to which it can be satisfied out of the assets of the PUMA Trust out of which the Issuer Trustee is actually indemnified for the liability. This limitation of the Issuer Trustee's liability applies despite any other provision of this Agreement (other than clauses [12.6] and [14.3]) and extends to all liabilities and obligations of the Issuer Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

14.2        CLAIMS AGAINST ISSUER TRUSTEE

            The parties other than the Issuer Trustee may not sue the Issuer Trustee in respect of any liabilities incurred by the Issuer Trustee acting in its capacity as trustee of the PUMA Trust in any capacity other than as trustee of the PUMA Trust including seeking the appointment of a receiver (except in relation to the assets of the PUMA Trust) a liquidator, an administrator or any similar person to the Issuer Trustee or prove in any liquidation, administration or similar arrangements of or affecting the Issuer Trustee (except in relation to the assets of the PUMA Trust).

14.3        BREACH OF TRUST

            The provisions of this clause [14] will not apply to any obligation or liability of the Issuer Trustee to the extent that it is not satisfied because under the Trust Deed, the Sub-Fund Notice or any other Transaction Document or by operation of law there is a reduction in the extent of the Issuer Trustee's indemnification out of the assets of the PUMA Trust as a result of the Issuer Trustee's fraud, negligence or wilful default and will not apply to any obligation or liability of the Issuer Trustee to pay amounts from its personal funds pursuant to clause [12.6].

14.4        ACTS OR OMISSIONS

            It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the PUMA Trust. No act or omission of the Issuer Trustee (including any related failure to satisfy its obligations or any breach or representation or warranty under this Agreement) will be considered fraudulent, negligent or a wilful default for the purposes of clause [14.3] to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed by the Issuer Trustee under any Transaction Document (other than a person whose acts or omissions the Issuer Trustee is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the PUMA Trust or by any other act or omission of a Relevant Party or any other such person.

14.5        NO AUTHORITY

            No Agent appointed in accordance with this Agreement has authority to act on behalf of the Issuer Trustee in a way which exposes the Issuer Trustee to any personal liability and no act or omission of any such person will be considered fraudulent, negligent or wilful default of the Issuer Trustee for the purposes of clause [14.3].

14.6        NO OBLIGATION

            The Issuer Trustee is not obliged to enter into any commitment or obligation under or in relation to this Agreement or any Transaction Document (including incur any further liability) unless the Issuer Trustee's liability is limited in a manner which is consistent with this clause 14 or otherwise in a manner satisfactory to the Issuer Trustee in its absolute discretion.



                                                                             23.

--------------------------------------------------------------------------------
15.         GENERAL

15.1        WAIVER

            A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, remedy, power or privilege under this Agreement by a party will not in any way preclude or operate as a waiver of any further exercise or enforcement of such right, remedy, power or privilege of the exercise or enforcement of any other right, remedy, power or privilege under this Agreement or provided by law.

15.2        WRITTEN WAIVER, CONSENT AND APPROVAL

            Any waiver, consent or approval given by a party under this Agreement will only be effective and will only bind that party if it is given in writing, or given verbally and subsequently confirmed in writing, and executed by that party or on its behalf by two Authorised Officers of that party.

15.3        SEVERABILITY

            Any provision of this Agreement which is illegal, void or unenforceable in any jurisdiction is ineffective in such jurisdiction to the extent only of such illegality, voidness or unenforceability without invalidating the remaining provisions of this Agreement.

15.4        SURVIVAL OF INDEMNITIES

            The indemnities contained in this Agreement are continuing, and survive the termination of this Agreement.

15.5        ASSIGNMENTS

            No party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties and confirmation from the Current Rating Authorities that such assignment will not lead to a reduction, qualification or reduction of its then rating of the Class [ ] Notes.

15.6        SUCCESSORS AND ASSIGNS

            This Agreement is binding upon and ensures to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

15.7        MORATORIUM LEGISLATION

            To the fullest extent permitted by law, the provisions of all statutes whether existing now or in the future operating directly or indirectly:

            (a) (TO AFFECT OBLIGATIONS): to lessen or otherwise to vary or affect in favour of any party any obligation under this Agreement; or

            (b) (TO AFFECT RIGHTS): to delay or otherwise prevent or prejudicially affect the exercise of any rights or remedies conferred on a party under this Agreement,

            are hereby expressly waived, negatived and excluded.

15.8        AMENDMENTS

            No amendments to this Agreement will be effective unless in writing and executed by each of the parties to this Agreement. The Manager must give each Current Rating Authority



                                                                             24.

            5 Business Days' prior notice of any amendment to this Agreement.

15.9        GOVERNING LAW

            This Agreement is governed by and must be construed in accordance with the laws of the State of New South Wales.

15.10       JURISDICTION

            Each party irrevocably and unconditionally:

            (a) (SUBMISSIONS TO JURISDICTION): submits to the non-exclusive jurisdiction of the courts of the State of New South Wales;

            (b) (WAIVER OF INCONVENIENT FORUM): waives any objection it may now or in the future have to the bringing of proceedings in those courts and any claim that any proceedings have been brought in an inconvenient forum; and

            (c) (SERVICE OF NOTICE): agrees, without preventing any other mode of service permitted by law, that any document required to be served in any proceedings may be served in the manner in which notices and other written communications may be given under clause [13].

15.11       COUNTERPARTS

            This Agreement may be executed in a number of counterparts and all such counterparts taken together will constitute one and the same instrument.

15.12       LIMITATION OF NOTE TRUSTEE'S LIABILITY

            The Note Trustee is a party to this Agreement in its capacity as trustee of the Note Trust. The liability of the Note Trustee under this Agreement is limited in the manner and to the same extent as under the Note Trust Deed.



                                                                             25.

EXECUTED as an agreement.



SIGNED for and on behalf of [PERPETUAL TRUSTEES AUSTRALIA LIMITED, ABN 86 000 431 827], by its Attorney under a Power of Attorney dated and who declares that he or she has not received any notice of the revocation of such Power of Attorney, in the presence of:


                                                                      ------------------------------------------------

                                                                      Signature of Attorney

------------------------------------------------------------          ------------------------------------------------

Signature of Witness                                                  Name of Attorney in full



------------------------------------------------------------

Name of Witness in full


SIGNED for and on behalf of MACQUARIE SECURITISATION LIMITED, ABN 16 003 297 336, by and its Attorneys under a Power of Attorney dated and each Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney, in the presence of:

                                                                      ------------------------------------------------

                                                                      Signature of Attorney

                                                                      ------------------------------------------------

                                                                      Signature of Attorney


------------------------------------------------------------

Signature of Witness



------------------------------------------------------------

Name of Witness in full



                                                                             26.

SIGNED for and on behalf of [THE BANK OF NEW YORK, NEW YORK BRANCH] acting by its Authorised Officer in the presence of:

                                             -----------------------------------


-----------------------------------

Signature of Witness


-----------------------------------

Name of Witness in full



SIGNED for and on behalf of [THE BANK OF NEW YORK, LONDON BRANCH] acting by its Authorised Officer in the presence of:


-----------------------------------

Signature of Witness
                                             -----------------------------------



-----------------------------------

Name of Witness in full



                                                                             27.